For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer:  Wal-Mart Stores Inc. 3 5/8% due 7/8/2020
2. Date of Purchase:  June 30, 2010
3.         Date offering commenced:  June 30, 2010
4. Underwriters from whom purchased: Barclays Capital
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $14,986,200(Firmwide)
7. Aggregate principal amount or total number of shares of offering: $1,498,620,000
8. Purchase price (net of fees and expenses):$99.908
9. Initial public offering price: $99.908
10. Commission, spread or profit:  0.45%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940 Act).
X

b.    The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourthday preceding the day on which the offering terminated).
X

c.    The securities purchased at a price not more than the price paid by each other purchaser in the offering.
X

d.   The underwriting was a firm commitment underwriting.
X

e.    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the dame period.
X

f.    The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

g.   The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

h.   No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.
Approved:  /s/Eric Staudt   Date:   August 22, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: Texas Industries Inc. 9 1/4% due 8/15/2020
2. Date of Purchase:  July 27, 2010
3.         Date offering commenced:  July 27, 2010
4. Underwriters from whom purchased: Banc of America Securities LLC
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $1,500,000(Firmwide)
7. Aggregate principal amount or total number of shares of offering: $650,000,000
8. Purchase price (net of fees and expenses):$100.00
9. Initial public offering price: $100.00
10. Commission, spread or profit:  1.75%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   September 10, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: Arch Coal 7 1/4% due 10/1/2020
2. Date of Purchase:  August 2, 2010
3.         Date offering commenced:  August 2, 2010
4. Underwriters from whom purchased: Banc of America Securities LLC
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $500,000(Firmwide)
7. Aggregate principal amount or total number of shares of offering: $500,000,000
8. Purchase price (net of fees and expenses):$100.00
9. Initial public offering price: $100.00
10. Commission, spread or profit:  2.0%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   September 10, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: Marina District Finance 9 7/8% due 8/15/2018
2. Date of Purchase:  August 4, 2010
3.         Date offering commenced:  August 4, 2010
4. Underwriters from whom purchased: Banc of America Securities LLC
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $198,630(Firmwide)
7. Aggregate principal amount or total number of shares of offering: $397,260,000
8. Purchase price (net of fees and expenses):$99.315
9. Initial public offering price: $99.315
10. Commission, spread or profit:  2.482%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   September 10, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: Linn Energy LLC/Fin Corp. 7 3/4% due 2/1/2021
2. Date of Purchase:  September 8, 2010
3.         Date offering commenced:  September 8, 2010
4. Underwriters from whom purchased: Barclays Capital Inc.
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $3,930,560 (Firmwide)
7. Aggregate principal amount or total number of shares of offering: $982,640,000
8. Purchase price (net of fees and expenses):$98.264
9. Initial public offering price: $98.264
10. Commission, spread or profit:  1.875%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   September 10, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: BE Aerospace Inc. 6 7/8% due 10/1/2020
2. Date of Purchase:  September 13, 2010
3.         Date offering commenced:  September 13, 2010
4. Underwriters from whom purchased: CS First Boston Corp.
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $1,486,560 (Firmwide)
7. Aggregate principal amount or total number of shares of offering: $644,176,000
8. Purchase price (net of fees and expenses):$99.104
9. Initial public offering price: $99.104
10. Commission, spread or profit:  2.5%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   October 10, 2010

For period ending November 30, 2010
File Number 811-6475
Exhibit  77O

FORM 10f-3
FUND: Strategic Global Income Fund, Inc.
Name of Advisor or Sub-Advisor: UBS Global Asset Management (Americas) Inc..
1. Issuer: Pinafore LLC/Inc. 9% due 10/1/2018
2. Date of Purchase:  September 21, 2010
3.         Date offering commenced:  September 21, 2010
4. Underwriters from whom purchased: Banc of America Securities LLC
5. "Affiliated Underwriter" managing or participating in syndicate:  UBS Investment Bank
6. Aggregate principal amount or number of shares purchased:  $1,500,000 (Firmwide)
7. Aggregate principal amount or total number of shares of offering: $1,150,000,000
8. Purchase price (net of fees and expenses):$100.00
9. Initial public offering price: $100.00
10. Commission, spread or profit:  2.5%
11.  Have the following conditions been satisfied?
YES
NO
a. The securities are sold in an offering from registration under Section 4(2) of the Securities Act of 1933, Rule 144A or Regulations D.
X

b.    The securities are sold to persons reasonably believed to be "qualified institutional buysers" ("QIBs").
X

c.    The securities are reasonably believed to be eligible for resale to other QIBs.
X

d.   The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
X

e.    The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any concurrent offering.
X

f.    The underwriting was firm commitment underwriting.
X

g    The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
X

h.   The issuer of the securities and any predecessor has been in continuous operation for not less than three years.
X

i.    The amount of such securities purchased by the Fund and all other accounts which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not exceed 25% of the principal amount of the offering.
X

j.    No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.
X

Note:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular, "Affiliated Underwriter" is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser, "Affiliated Underwriter" shall also include any brokerage affiliate of the Sub-Adviser.
Approved:  /s/Matthew A. Iannucci   Date:   October 10, 2010

Strategic Global Income Fund